Property, plant and equipment, net (Tables)	6 Months Ended
Mar. 31, 2021
Property, plant and equipment, net
Schedule of property, plant and equipment, stated at cost less accumulated depreciation

	March 31,	September 30,
	2021	2020
	(Unaudited)
Office equipment	$36,070	$34,320
Transportation equipment	71,626	68,984
Plant, machinery and equipment	193,446	114,551
Leasehold improvements	175,345	226,879
Subtotal	476,487	444,734
Accumulated depreciation	(211,240)	(178,839)
Total	$265,247	$265,895